AFSA Fixed Income Investor Conference Sanjiv Khattri CFO May 2007

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from the registration requirements thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward- looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K for 2006 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ResCap Overview Q1 2007 Financial Performance Outlook & Summary Liquidity and Funding Investor Communication Business Segments Appendix Company Structure 8 2 7 5 4 3 1 Housing and Mortgage Market Update 6

Company Structure

ResCap is diversified across most sectors of the residential mortgage market Well positioned to capitalize on market opportunities across the mortgage spectrum ResCap has obtained separate investment grade credit ratings as an independent finance subsidiary of GMAC from all four rating agencies Diversified Mortgage Enterprise

Q1 2007 Financial Performance

ResCap Overall Q1 2007 Performance Operating Results RFG BCG IBG Overall Balance Sheet Liquidity Capital 2006 Q1 2007

2003 2004 2005 2006 Q1 06 Q1 07 East 857 968 1021 705 201.494 -910.476 ResCap Net Income

Financial Update Deterioration in the nonprime mortgage market drove a net loss at ResCap despite Increased prime originations year over year Strong international performance Three Months Ended Mar 31 Mar 31 Mar 31 Dec 31 $ millions 2007 2006%^ 2007 2006%^ GAAP Net Income (1) (910) 201 - (910) (651) (40)% Memo: Net Income from IBG & BCG $97 $95 2% $97 $111 (13)% $ billions U.S. Prime Loan Production $28 $27 4% $28 $34 (18)% U.S. Nonprime Loan Production 3 9 (67)% 3 7 (57)% International Loan Production $6 $6 - $6 $8 (25)% Period Ended $ billions Assets $121 $122 (1)% $121 $131 (8)% U.S. Servicing Portfolio $419 $368 14% $419 $412 2% 1) Q4 06 - Excludes $523 million conversion tax benefit

BCG IBG RFG Total East 51.513 51.513 -910.476 -910.476 West 45.02 96.533 Results By Segment Net revenue reflects challenges in the RFG business Net income reflects diversity of earnings and remained depressed in the first quarter BCG IBG RFG Total East 70.6 70.6 71.685 71.685 West 169.217 168.132 RFG includes "Corporate and Other" 1 1

Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk Nonprime Prime $ billions 2002 2003 Fixed Income 23 77 2002 2003 Fixed Income 73 27 Warehouse Lending Receivables Total: $6.5B 2002 2003 Fixed Income 18 82 Loan Servicing Portfolio Total: $452.9B 2002 2003 Fixed Income 16 84 16% Held For Investment Total: $65.3B Held For Sale Total: $22.0B As of 3/31/2007 18% 23% 73%

Housing and Mortgage Market Update

Falling Home Sales and Rising Inventories Declining home price appreciation is discouraging investor activity and lessening owner-occupied purchases Resulting in increased inventory Source: U.S. Census Bureau, National Association of Realtors 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1 /2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/6/2006 5/6/2006 6/6/2006 7/1/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/6/2007 2/6/2007 3/6/2007 New 4.3 4.3 4.3 4.4 4.4 4.8 4.1 4.4 4 4 4.2 3.6 3.8 3.7 3.8 3.9 4 4.2 4.2 4.4 4.4 4.3 4.1 3.8 4.2 4 4.1 4.3 4 4.2 4.2 4 3.9 4 4 4 4 4.5 4.1 4.1 3.9 3.5 3.6 3.5 3.8 3.8 4.1 4 3.8 3.7 3.6 4 3.8 3.9 4.5 4.3 4.1 3.9 4.3 4.1 4.3 4.3 4.1 4.3 4.2 4.3 4.2 4.6 4.8 4.5 4.9 4.8 5.3 6.4 6.1 6.2 6.2 6.5 7.2 6.8 6.7 7.2 6.5 6.2 7.3 8.1 7.8 Existing 4.3 4.4 4 4.7 4.6 4.9 4.7 4.8 4.5 4.5 4.2 4.4 4.2 4.4 4.4 4.8 4.6 4.8 4.5 4.9 5 4.5 4.9 4.1 4.3 4.4 4.6 5 4.7 5 4.7 5.1 4.9 4.9 4.9 4.3 4.6 4.5 4.7 5.2 4.8 5.1 4.6 4.6 4.3 4.6 4.9 4.3 4.4 4.5 4.4 4.3 4.3 4.2 4.4 4.5 4.2 4.3 4.3 3.9 3.6 4 4 4.2 4.3 4.5 4.5 4.7 4.6 4.8 4.9 4.8 5 5 5.4 6 6.3 6.8 7.2 7.1 7.1 7.2 7.1 6.4 6.5 6.5 7.2 SAAR = Seasonally Adjusted Annual Rate Source: U.S Census Bureau, National Association of Realtors New and Existing Home Sales Inventory of Unsold Homes 1/1/2000 2/1/2000 3/1/2000 4/1/2000 5/1/2000 6/1/2000 7/1/2000 8/1/2000 9/1/2000 10/1/2000 11/1/2000 12/1/2000 1/1/2001 2/1/2001 3/1/2001 4/1/2001 5/1/2001 6/1/2001 7/1/2001 8/1/2001 9/1/2001 10/1/2001 11/1/2001 12/1/2001 1/1/2002 2/1/2002 3/1/2002 4/1/2002 5/1/2002 6/1/2002 7/1/2002 8/1/2002 9/1/2002 10/1/2002 11/1/2002 12/1/2002 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1 /2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/7/2007 2/7/2007 3/7/2007 New 927 905 947 843 853 793 881 839 902 922 882 1001 936 963 939 909 885 882 880 866 853 871 924 979 880 948 923 936 978 957 956 1014 1044 1006 1024 1048 999 936 999 1012 1078 1193 1168 1206 1131 1144 1093 1129 1165 1159 1276 1186 1241 1180 1088 1175 1214 1305 1179 1242 1193 1252 1324 1270 1311 1272 1367 1271 1253 1346 1236 1259 1173 1038 1121 1121 1101 1078 979 1021 1022 967 988 1020 873 836 858 Existing 5030 5320 5240 4980 5190 5180 4820 5240 5160 5070 5300 4940 4550 4660 4830 4730 4680 4820 4810 4850 4630 4650 4650 4860 5220 5200 4980 5000 4970 4860 4780 4730 4870 5020 5060 5280 5330 5290 5170 5150 5240 5240 5530 5760 5800 5630 5480 5700 5510 5630 5860 5920 6030 6090 6000 5870 5880 6020 6110 6050 6240 6070 6100 6240 6200 6260 6230 6280 6300 6190 6140 5930 5940 6090 6040 5880 5830 5700 5510 5530 5460 5520 5490 5500 5670 5880 5320

Q1-96 Q2-96 Q3-96 Q4-96 Q1-97 Q2-97 Q3-97 Q4-97 Q1-98 Q2-98 Q3-98 Q4-98 Q1-99 Q2-99 Q3-99 Q4-99 Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Total 194 209 191 191 174 196 222 241 330 401 429 496 373 405 334 267 238 302 312 287 418 579 507 739 518 552 774 1010 794 1187 1199 632 627 825 646 675 640 800 869 718 590 719 624 Purchase 101 155 158 145 123 155 162 150 149 225 227 194 168 251 254 205 183 254 255 213 192 272 274 222 217 315 302 263 230 344 384 322 251 379 362 317 294 432 434 352 301 410 375 Refi 93.214 54.376 32.407 45.904 50.386 41.223 59.985 91.744 182 176 201 303 205 154 80 61 55 48 56 75 226 307 233 517 300 237 472 748 564 843 815 310 376 445 284 358 346 368 434 366 289 309 250 Mortgage Originations and Home Price Appreciation Mortgage originations are decreasing from record levels Market focus is now on managing credit risk, reducing costs, and sizing operations to a flattening mortgage market Home price appreciation has dropped to five year lows Decreased home price appreciation has several effects on the mortgage industry including Decreased prepayment speeds Increased delinquencies, foreclosures, and REO inventory Source: Mortgage Bankers Association Mortgage Originations as of Q3 2006 Source: U.S Census Bureau, National Association of Realtors Change in Median Prices of New and Existing Single Family Homes New Existing 1/1/2001 0.044 0.0345 2/1/2001 0.0394 0.0375 3/1/2001 0.0101 0.0664 4/1/2001 0.0743 0.0521 5/1/2001 0.0638 0.0551 6/1/2001 0.1196 0.0824 7/1/2001 0.0386 0.0562 8/1/2001 0.0433 0.073 9/1/2001 -0.0215 0.0421 10/1/2001 -0.0323 0.0477 11/1/2001 -0.0385 0.0536 12/1/2001 0.1103 0.0944 1/1/2002 0.0922 0.1021 2/1/2002 0.1266 0.0839 3/1/2002 0.1056 0.0639 4/1/2002 0.0622 0.0699 5/1/2002 0.0346 0.0689 6/1/2002 0.0627 0.0738 7/1/2002 0.0065 0.071 8/1/2002 0.0282 0.0514 9/1/2002 0.073 0.0715 10/1/2002 0.1043 0.0943 11/1/2002 0.0786 0.0971 12/1/2002 0.0965 0.0627 1/1/2003 -0.0299 0.0661 2/1/2003 -0.0285 0.0635 3/1/2003 0.0101 0.0663 4/1/2003 0.007 0.0727 5/1/2003 0.0835 0.0728 6/1/2003 -0.0085 0.0655 7/1/2003 0.0893 0.0797 8/1/2003 0.0615 0.0957 9/1/2003 0.0843 0.0883 10/1/2003 0.0221 0.0757 11/1/2003 0.1426 0.0559 12/1/2003 -0.0075 0.0719 1/1/2004 0.1558 0.0678 2/1/2004 0.1677 0.086 3/1/2004 0.132 0.0755 4/1/2004 0.1668 0.0777 5/1/2004 0.0868 0.0942 6/1/2004 0.1552 0.0894 7/1/2004 0.1207 0.0792 8/1/2004 0.1425 0.0637 9/1/2004 0.0998 0.0806 10/1/2004 0.1801 0.0773 11/1/2004 0.0834 0.1036 12/1/2004 0.1729 0.0805 1/1/2005 0.0657 0.0969 2/1/2005 0.0768 0.0887 3/1/2005 0.0936 0.1053 4/1/2005 0.0585 0.1458 5/1/2005 0.0818 0.1149 6/1/2005 0.0548 0.1342 7/1/2005 0.0803 0.1325 8/1/2005 0.1005 0.1638 9/1/2005 0.1339 0.1417 10/1/2005 0.0628 0.1675 11/1/2005 0.0572 0.1327 12/1/2005 0.0398 0.1061 1/6/2006 0.0995 0.1141 2/6/2006 0.0563 0.0941 3/6/2006 0.0422 0.0794 4/6/2006 0.0856 0.0411 5/6/2006 0.0445 0.0574 6/6/2006 0.078 0.0046 7/6/2006 0.0394 0.0136 8/6/2006 0.0157 -0.0248 9/6/2006 -0.0579 -0.0196 10/6/2006 0.026 -0.0426 11/6/2006 0.0081 -0.0377 12/6/2006 0.0259 -0.003 1/6/2007 0.0192 -0.0335 2/6/2007 0.0037 -0.0075 3/6/2007 0.064 -0.0082

Domestic Market Near-Term Expectations The housing market will face challenges well into the second half of 2007 The Mortgage Bankers Association (MBA) reported that mortgage delinquencies increased another 28 bp to 4.95% (SA) in Q4 2006, the highest rate since Q2 1991 Mortgage origination volume estimated at $2.55 trillion for 2007, down from $2.81 trillion in 2006, and $3.03 trillion in 2005

Segment-U.S. Residential Finance Group

U.S. Residential Finance Group Predominantly a prime lender, with capacity as a non-agency mortgage producer - full product spectrum includes prime, prime- second lien, and nonprime Focus on origination: Through correspondents and mortgage brokers Direct-to-consumer origination of loans Brands include GMAC Mortgage and ditech.com Consistent top-10 issuer of private label MBS over the past two decades Highly rated and efficient servicing operation $ millions 2003 2004 2005 2006 Q1 06 Q1 07 Total Net Revenue $3,392 $3,367 $3,398 $1,765 $727 ($273) Net Income $816 $768 $695 ($349) $106 ($1,000) Total Assets $69,086 $82,179 $100,632 $108,088 $104,357 $100,420

Residential Finance Group Business Lending Consumer Services Asset Management Residuals Loan Servicing Captive Reinsurance Principal Investment Activities Institutional Broker Correspondent Warehouse Lending RFG Overview Diversified Revenue Sources Direct ditech Retail Home Services

U.S. Loan Production and Servicing Market Share

- **We continue to maintain strong market position in the U.S.**

Loan Production YTD as of 3/31/07

Company	Volume ($B)	Market Share (%)
Countrywide	$115.0	16.9%
Wells Fargo	67.9	10.0
CitiMortgage	54.5	8.0
Chase Home Fin	47.2	6.9
B of A Mortgage	43.1	6.3
WaMu	40.0	5.9
ResCap*	31.0	4.6
Wachovia	26.5	3.9
IndyMac	25.9	3.8
American Home Mortg	16.8	2.5
Total Top 10	467.9	6.8%
Total Industry	$680.0	

Source: Inside Mortgage Finance – May 4, 2007

*ResCap loan production does not include seasoned loan production

Servicing YTD as of 3/31/07

Company	Volume ($B)	Market Share (%)
Wells Fargo	$1,377.1	13.3%
Countrywide	1,351.6	13.1
CitiMortgage	763.7	7.4
Chase Home Fin	689.9	6.7
WaMu	628.0	6.1
B of A Mortgage	434.9	4.2
ResCap*	419.3	4.1
Wachovia	175.6	1.7
National City	174.0	1.7
IndyMac	172.0	1.7
Total Top 10	6,186.1	59.8%
Total Industry	$10,340.0	

Source: Inside Mortgage Finance – May 11, 2007

* Includes loans for which we acted as subservicer

AFSA USA

RESCAP 19

Non-Agency Public Securitizations 16 Non-Agency Whole Loans 3.7 Private 0.3 Agency 9.8 RFG HFS Portfolio Residual Risk Total Q1 2007 sales were $29.9 billion $16.0 billion of total sales were issued through public securitization: $11.5 billion - ResCap did not retain any risk $1.0 billion in prime assets were issued - ResCap retained $34 million in residuals $2.3 billion in nonprime assets were issued - ResCap retained $79.2 million in residuals $1.2 billion was issued - ResCap retained $31.4 million in subordinate risk Closely monitoring market conditions and marking residual position monthly at conservative prices Objective is still to sell when/if reasonable Q1 2007 Distribution of $29.9 billion Agency $9.8B Non-Agency Public Securitizations $16.0B Private $0.3B Non-Agency Whole Loans $3.7B 33% 54% 1% 12%

Composition of Investment Portfolio U.S. nonprime HFI portfolio decreased $4.5 billion to $45.0 billion at 3/31/07 2005 and 2006 vintages represented 54% of runoff On target to achieve $20 billion reduction in nonprime HFI in 2007 Run-off expected to generate over $1 billion of cash HFI Runoff 2002 -416357155 2003 -631511911 2004 -1019671821 2005 -1439258887 2006 -895122000 Reduction in Nonprime HFI Balances $4.5 billion1 in Q1 07

HFI Nonaccruals and Allowance 12/31/03 12/31/04 12/31/05 12/31/06 3/31/2006 3/31/2007 HFI Allowance for Loan Losses 491 872.9 1065.9 1508.361 1079.328 1659.77 Allowance as % of HFI 0.0106 0.0151 0.0155 0.0217 0.0146 0.0254 HFI Allowance for Loan Losses 12/31/2003 12/31/2004 12/31/2005 12/31/2006 3/31/2006 3/31/2007 Total HFI 46258 57708 68959 69436 73752 65250 Mortgage Nonaccruals as a % of HFI 0.045 0.08 0.09 0.1053 0.0843 0.1191 Mortgage Nonaccrual Loans as Percent of Total HFI Allowance now 2.54% of total portfolio, up from 1.46% at Q1 06 as a result of: Higher severity trends and frequency of default

Performance of U.S. Primary Servicing Portfolio Credit performance of our U.S. Primary Servicing portfolio reflects challenging mortgage market conditions 12/31/03 12/31/04 12/31/05 12/31/06 3/31/2007 30 Days Past Due 0.0286 0.0264 0.0269 0.0295 0.0251 60 Days Past Due 0.008 0.0068 0.0076 0.0082 0.0078 90+ Days Past Due 0.0078 0.0078 0.0095 0.0114 0.0135 Foreclosures 0.0125 0.0114 0.0095 0.0114 0.0129 5.69% 5.24% 5.35% Servicing Portfolio Performance1,2,3 1) The above table reflects performance of the U.S. Primary Servicing Portfolio. ResCap does not have direct credit exposure on most of these mortgage loans 2) Excludes loans for which we acted as subservicer 3) Prime credit quality loans and some of our other mortgage loans are considered to be 30 or more days delinquent when a payment due remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date 6.05% 5.93%

Recent Changes in U.S. Underwriting and Servicing Tightened underwriting standards for consumer loans in a number of areas Nonprime and Alt-A mortgages Second liens and home equity loans Refocused warehouse lending strategy Targeting relationship-oriented clients Stricter adherence to margin and document requirements Implemented targeted loss mitigation strategies to reduce both frequency and severity Performing special targeting of certain asset populations Modifications Repayment plans Foreclosure alternatives Enhanced enterprise risk management efforts Revamped credit risk management Created workout team for warehouse lending and implemented more rigorous collateral valuation process

Segment-Business Capital Group

Business Capital Growth and Diversification The Business Capital Group grew assets to $7.5 billion during 2006 with consistent diversification A strong focus on customer service has fueled strong revenue growth 2003 2004 2005 2006 Q1 2007 Residential Construction 1.28 1.97 2.55 3.088 3.049 Residential Equity 0.22 0.29 0.31 0.387 0.377 Model Home Finance 0.85 1.11 1.43 2.094 2.034 Health Capital 0.34 0.4 0.59 0.769 0.822 Resort Finance 0.36 0.67 0.68 1.139 1.189 3.0 5.5 Business Capital Group Assets $ billions 7.5 4.4 2003 2004 2005 2006 Q1 2007 Residential Construction 86 188 226 155 40 Residential Equity 9 28 41 35 5 Model Home Finance 47 61 79 46 4 Health Capital 10 18 24 32 9 Resort Finance 2 17 34 34 13 Equity Sale 415 155 403 Business Capital Group Net Revenue $ millions 716 312 415 Equity Sale 7.5 71

Business Capital Group

- **Provides capital solutions and superior customer service by developing long-term relationships with business clients in selected niche markets**
- **Specialty lender in markets including**
  - Residential Construction
    - Provides creative and customized debt products for the nation's top homebuilders and land developers
  - Residential Equity
    - Subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity
  - Model Home Finance
    - Partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts
  - Healthcare Finance
    - Provides accounts receivable lines, real estate bridge loans and cash flow lending to clients such as hospitals, home healthcare providers, long-term care facilities and durable medical equipment companies
  - Resort Finance
    - Lending consists of corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to U.S. based, privately held timeshare developers

$ millions	2003	2004	2005	2006	Q1 06	Q1 07
Total Net Revenue	$155	$312	$403	$716	$102	$71
Net Income	$62	$148	$201	$399	$54	$52
Total Assets	$3,045	$4,430	$5,546	$7,477	$5,947	$7,471

AFSA USA

RESCAP 27

Business Capital Group Overview Business Capital's operating earnings were flat despite continued weakness in the home building industry Residential real estate market remains challenging for our customers Diversified presence across borrowers, geographies and products Bolstering risk mitigation efforts Raising standards for new transactions/reduced volume Pursuing opportunities to reduce risk exposures in whole or in part Increased account monitoring activities Increasing proportion of secured borrowing Also continue to grow businesses not directed at residential construction Health Capital Resort Finance

Segment-International Business Group

International Business Growth and Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada International Loan Production1,2 1) Loan production in regions other than those provided represents less than one percent of total international production 2) Excludes commercial lending activities U.K. C. E. Canada Latin America Australia Bi-National 2003 6.6 1.2 0.18 0 0 2004 11.6 1.7 0.63 0 0 2005 12.54 2.83 1.02 0.15 0 2006 22.42 3.93 1.31 0.12 0.01 Q1 2007 4.525306136 1.566355736 0.285574731 0.081044993 0.013459632 0.000788 8.0 27.8 16.5 14.0 6.5

International Business Group Business model designed to export domestic core competencies and operate with strong local partners First international expansion began in 1998 (Mexico and U.K.) Current operations in the U.K., The Netherlands, Germany, Canada, Mexico, and Australia Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage network in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first true sale securitization for German RMBS since 2000 $ millions 2003 2004 2005 2006 Q1 06 Q1 07 Total Net Revenue $176 $278 $383 $463 $113 $169 Net Income $24 $51 $90 $170 $41 $45 Total Assets $6,033 $8,134 $10,695 $13,982 $9,683 $11,752

International Business Group Overview Year-over-year improvement largely driven by increased gain on sale volume sold Challenging competition reduced expected loan production but up year-over- year U.K. market continued to show strong appetite for assets, generating favorable margins on whole loan sales Favorable capital market conditions allowed International to sell a larger risk position First residual sale in Latin America Continued expansion through new operations, new relationships and strategic investments Increase market share in existing countries New country development and builder lending to support long-term earnings growth

Liquidity and Funding

ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 1589 26359 60446 15719 Debt Capital Structure Proven access to global capital markets with strategic use of step-up coupons Limited unsecured debt maturities in 2007 of only $1.3 billion Revolver renewal in 2007 $1.1 billion [USD / CAD] Will look to renew both USD revolvers in June in conjunction with GMAC Will opportunistically access capital markets in multiple currencies to enhance liquidity and fund maturities 1) Includes on-balance sheet financings and excludes off-balance sheet financings Unsecured Debt Maturity Profile as of 3/31/07 Borrowings1 As Of 3/31/07 $104.1 billion Unsecured Debt Sub Debt Bank Term Loan Euro Debt Sterling Debt CAD Debt CAD Line MXN Activity 2007 1000 164 216 2008 2500 1750 216 2009 750 1000 204 2010 2500 2011 1500 2012 1000 2013 1750 785 2014 2015 750 2016

U.K. C.E. Latin America Canada Australia Brazil 7032 2110 821 565 30 24 Funding Diversity - International ResCap continues to expand its global funding program to support its burgeoning international business Secured Unsecured 7637.984203 2944 International Funding by Type as of 3/31/07 International Funding by Country as of 3/31/07

Liquidity Liquidity Available as of 3/31/2007 Cash balance of $2.6 billion at the end of Q1 07, up $600 million from YE 2006 Significant levels of liquidity and committed facilities available Seeking to boost liquidity portfolio further Increased / established new funding facilities in a stressed environment dedicated to "hard to fund" assets Q4 06 - $1.0 Billion Q1 07 - $1.0 Billion Q2 07 - $700 Million (QTD) $ millions Unsecured Capacity Outstanding Unused Liquidity Portfolio Dom 1,485 - 1,485 Liquidity Portfolio Intl 312 - 312 Revolver (364 day) 875 - 875 Revolver (3 year) 875 - 875 Revolver (Canadian 364 day) 354 164 190 Other 3,289 3,149 139 Total Unused Unsecured 7,190 3,313 3,876 Secured Conduits 71,073 14,760 56,313 MSR 1,300 1,300 0 Ineligible Warehouse Repo 1,000 395 605 Repos 16,311 9,062 7,249 Scratch & Dent 3,750 3,150 600 Other 12,006 9,348 2,658 Total Unused Secured 105,440 38,015 67,425 Committed Capacity Outstanding Unused Unsecured (includes cash) 5,736 1,920 3,816 Secured 30,344 16,530 13,814 Total Committed 36,080 18,450 17,630 Uncommitted Unsecured 1,454 1,393 61 Secured 75,096 21,485 53,610 Total Uncommitted 76,550 22,878 53,671

Anticipated Future Funding Alternatives and Sources 2007 unsecured debt maturities of only $1.3 billion provide flexibility Our 2007 funding priorities remain unchanged Maintain adequate liquidity Support ratings objective Support segment growth Focus on facility renewal and enhancement Subject to market conditions we seek to improve our funding mix, which may include Refund / prepay opportunities New funding vehicles The issuance of retail debt securities Commercial paper Dollar and currency offerings

Key Operating Metrics Currently monitoring several key operating ratios We believe the more meaningful leverage ratio excludes collateralized borrowings in securitization trusts 12/31/2004 12/31/2005 12/31/2006 3/31/2007 Leverage 13.52 14.4291944 16.1 15.8 Leverage (Adjusted) 8.102823688 6.91338162 9.1 9 1) Leverage: Total Debt / Total Equity; Includes borrowings and deposits 2) Leverage (Adjusted): Excludes Collateralized borrowings in securitization trusts 3) Normalized for $2 billion equity infusion in May 2005 Equity infusion as of May 2005 Equity infusion of $500 million in March 2007 13.5 8.1 16.1 9.1 14.4 6.9 12/31/2004 12/31/2005 12/31/2006 3/31/2007 Tangible Equity 3911.47 7004.2 7150.65 6701.99 MSR/Tangible Equity 0.86 0.57 0.69 0.76 Goodwill 454.28 459.77 471.463 471.914 ResCap Leverage ResCap Equity4,5 Leverage1 Leverage (Adjusted)2 7,622 4,366 7,464 3 3 15.8 9.0 7,174

Capital Strategy GMAC committed an incremental $1 billion to maintain a strong capital position at ResCap to support investment grade rating Injected $500 million of equity in Q1 07 Injected additional $500 million of equity on 4/30/07: Restore ResCap's equity base to levels above YE 2005/YE 2006 Align ResCap's capital position with economic capital requirements GMAC remains committed to ResCap long-term YE YE $ billions 2005 2006 3/31/07 Cash and Cash Equivalents $2.3 $2.0 $2.6 Common Equity 7.5 7.6 7.2 Cash and Capital Position

Outlook & Summary

2007 ResCap Outlook Weak financial performance in Q1 2007 largely driven by deterioration in the nonprime market Profits from international and business capital operations overshadowed by disappointing U.S. mortgage performance Multiple actions underway to mitigate risk and improve controls New management team with significant mortgage experience Current capitalization and liquidity are ample Should real estate market pressures continue, ResCap has significant liquidity to operate throughout the cycle Anticipate considerable improvement in Q2 financial performance, with losses in U.S. residential mortgage at a much reduced level Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth

Management Changes Org Chart CEO Jim Jones RFG Craig Chapman RFG Chief Credit Officer Jim Redmond IBG Chris Nordeen CFO Sanjiv Khattri Portfolio Management Barry Bier Controller CAO Linda Zukauckas Capital Markets Luke Hayden Legal Dave Marple Consumer Lending John Gray CFO RFG Jim Young Servicing Tony Renzi Business Lending Ed Kalush BCG Greg Schultz IT Bill Shuler GMAC Bank Ralph Hall Treasurer Bill Casey Enterprise Risk Officer Tom Stenger Investor Relations Ken Fischbach No Change New Role New Employees Target as of June 1, 2007

ResCap Long-term Profile Long-term fundamental earnings potential of the franchise remains solid Pressure on income related to nonprime assets likely to abate as new strategic initiatives are implemented Sharply reduce nonprime origination volume through tighter underwriting criteria and pricing changes Nonprime HFI runoff of $20 billion in 2007 Structural cost reduction as business is right sized for the lower industry volume A new operating plan is being implemented to return our U.S. mortgage business to profitability

Investor Communication

Company Websites Company Web Address Information on site www.rescapholdings.com Company overview Leadership team Segments & site links SEC Filings & Financials Presentations Press releases www.gmacrfc.com (click on Institutional Investors on left of page to enter issuance section) Company information Deal documents Distribution statements Deal level collateral and performance information Loan level (US only) Analytical Tool (US only) Vintage analysis (US only) www.gmacmortgage.com www.gmacmbond.com Company information Deal level collateral and performance information ResCap and the business segments maintain multiple websites to provide a variety of company information to our secured and unsecured investors

Investor Communication

ResCap is committed to continuing to enhance our communication

- Website: www.rescapholdings.com
- Email: investorrelations@rescapholdings.com (Sign up online to receive email alerts as new information about ResCap becomes available)
- Bloomberg ticker: RESCAP <CORP> Go
- Investor hotline: 1-888-440-8851 (U.S.) or 1-952-857-7428
- ResCap is a SEC registrant
  - As a public registrant, we are providing to the market detailed quarterly and annual information through our Form 10-Qs and Form 10-K
  - We let the market know of certain material developments through the public filing of Form 8-Ks
- Wall Street research analysts and industry publications have initiated public coverage of ResCap including[1]:
  - Bank of America – John Guarnera
  - Creditsights – David Hendler
  - Gimme Credit – Kathleen Shanley
  - HSBC – Van Hesser
  - JP Morgan – Kabir Caprihan
  - Lehman Brothers – Jonathan Glionna
- Hosted second ResCap investor/analyst conference on March 28, 2007

1) Research and coverage of ResCap is at the discretion of each individual publication, and can be discontinued at any time

AFSA USA

RESCAP

46

Appendix

Securitization Activity ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q107 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 9.14 2.27 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 28.76 7.46 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 2.99 0.34 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 1.26 0.36 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 7.28 0.48 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 13.04 3.51 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 1.43 0.26 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 4.3 1.19 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 2.98 0.55 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 7.23 0 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 2.45 0 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 1.49 0 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.86 0 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.12 0.09 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 129.32 153.1 186.9 229.31 291.83 347.44 417.4 500.72 517.21 Issuance by Year ($ billions) Cumulative Issuance ($ billions) ResCap Issuance1,2,3 As of March 31, 2007 1st Lien HLTV Jumbo A Alt-A NCA Nonprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Cumulative Issuance

2007 Securitization Activity ResCap has a track record of consistent commitment, execution, and diversified product offerings in the global securitization markets 1) See Appendix for Securitization Program descriptions 2) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 3) Source: www.gmacrfc.com and www.gmacmbond.com $ in Billions January February March Jumbo A 0.83 0.47 0.96 Alt-A 3.4 2.23 1.83 Home Solution 1st Lien HLTV 0 0.34 0 Seasoned Loans 0 0 0.36 NCA 0 0.48 0 Subprime 0.42 1.75 1.34 125 CLTV 0 0 0.26 HEL Closed-End 2nd Lien 0 0 1.24 HELOC 2nd Lien 0 0.55 0 UK (RMAC)* 0 0 0 Netherlands (EMAC)* 0 0 0 Germany (EMAC)* 0 0 0 Cananda (CMAC)* 0 0 0 Mexico* 0 0 0.09 Total* 4.66 10.47 16.55 Issuance by Month ($ billions) Cumulative Issuance ($ billions) ResCap Issuance1,2,3 As of March 31, 2007 1st Lien HLTV Jumbo A Alt-A NCA Nonprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Germany UK Netherlands Mexico Canada Cumulative Issuance

Seasoned Newly Originated 2nd Lien Newly Originated 1st Lien U.S. Securitization Programs GMAC Residential Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of March 31, 2007 Issuer GMACM J & AR GMACM AF & AA GMACM GH GMACM HLTV GMACM HE Product Non-Conforming Jumbo A Alt-A Scratch & Dent High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Prime Prime Year of First Issue 1999 2005 2001 2000 2000 YTD Issuance ($M) $0 $0 $0 $0 $1,186 Cumulative Issuance ($B) $20.5 $0.8 $0.9 $2.2 $24.0

U.S. Securitization Programs Residential Capital Group/GMAC-RFC Issuer RFMSI S & SA RALI QS, QA, QO & QH RAMP RZ RAMP RS, EFC & NC RASC KS, AHL & EMX RAAC SP RFMSII HI RFMSII HS & HSA Product Jumbo A Alt-A High LTV First Lien Mortgages (107% max) NCA (Negotiated Conduit Asset) Nonprime Seasoned Portfolio Loans High CLTV Second Lien Loans (125% max) Home Equity Second Lien Loans & Lines Credit Type Prime Prime Prime Non-Prime Non-Prime Prime to Non-Prime Prime Prime Year of First Issue 1986 1995 2000 2000 1995 2004 1997 1996 YTD Issuance ($M) $2,266 $7,458 $340 $483 $3,507 $357 $258 $547 Cumulative Issuance ($B) $143.4 $97.3 $12.6 $52.6 $91.1 $3.9 $12.4 $12.6 Newly Originated 2nd Lien Newly Originated 1st Lien Seasoned Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales As of March 31, 2007

International Securitization Programs International Business Group/GMAC-RFC International 1st Lien Programs Note: Does not include NIMS, resecuritizations, private issuance or whole loan sales All currency in U.S. Dollars as of March 31, 2007 Issuer RMAC UK CMAC Canada MXMAC Mexico EMAC Netherlands EMAC Germany Product Non-Conforming Alt-A Subprime Conventional Alt-A Credit Type Prime to Nonprime Prime Nonprime Prime Prime Year of First Issue 1998 2004 2003 2002 2005 YTD Issuance ($M) $0 $0 $87 $0 $0 Cumulative Issuance ($B) $27.8 $1.6 $0.6 $8.1 $1.8

U.K. And Continental Europe RMBS Issuer Rankings 2006 2005

Underwriting Changes We have stopped originating the types of assets that resulted in 74% of 2006 nonprime EPDs Underwriting Changes = 12% of RFG Production 74% of nonprime EPDs identified and eliminated Total Nonprime Volume 1/06 - 9/06 HLTV/CLTV Stated/No Doc HLTV/CLTV Full Doc Other Layered Risk Non Owner Occupied Total 1 0.669 0.394 0.279 0.261 0.261 0.331 0.275 0.115 0.018 ResCap Originations 1/06 - 9/06 HLTV/CLTV Stated/No Doc HLTV/CLTV Full Doc Other Layered Risk Non Owner Occupied Total Prime 96.696 115.124 110.215 108.367 108.135 96.696 Other Nonprime 0.323 0.323 Nonprime 23.3 4.872 4.909 1.848 0.232 11.439 ResCap Nonprime EPDs ResCap Originations NOTE: EPD Defined as 60+ delinquency at a loan age of 4 months Nonprime Prime

RFG HFI Credit Exposure On-balance sheet securitizations continue to comprise a majority of the mortgage loan held for investment (HFI) portfolio Domestic On-Balance Sheet securitization exposure declined in Q1 07 by 25% Domestic Securitization Financial Exposure 12/31/2006 $ billions 3/31/2007% ^ Mortgage loans held for investment $52.0 $47.5 Allowance for loan losses (1.4) (1.5) Other assets - Foreclosed assets 0.6 0.7 Other assets - Interest receivable and deal costs 0.3 0.1 Total Assets Related To Domestic Securitizations 51.5 46.8 (9.1)% Collateralized borrowings under securitization trusts 49.7 45.4 Other liabilities - Accrued interest and other 0.2 0.2 Total Liabilities Related To Domestic Securitizations 49.9 45.6 (8.6)% Net Domestic Securitized On-Balance Sheet Assets Subject to Credit Exposure $1.6 $1.2 (25)%

Problem Loan Triage Loan attributes of 2006 delinquencies 2006 Subprime Current versus 60+ Delinquent Borrower Comparison as of 12/31/06 Volume Pct FICO LTV CLTV WAC 2nd Lien Purchase Reduced Doc Piggy Back CLTV>95 Current 100.00% 623 81 89 8.51 5.0% 41.9% 37.6% 29.2% 41.8% 60+ Delinquent 100.00% 615 82 93 8.89 5.5% 57.6% 47.6% 41.1% 55.3% Grand Total 100.00% 623 81 90 8.54 5.0% 43.1% 38.4% 30.1% 42.8%

Problem Loan Triage 2006 Subprime 2006 Subprime 90+ Delinquent 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1 2 3 4 5 6 7 8 9 10 11 Loan Age % of Original Balance Full Doc <=95% CLTV Full Doc >95% CLTV Reduced Doc <=95% CLTV Reduced Doc >95% CLTV Full Doc Full Doc Reduced Doc Reduced Doc Grand Total <=95 CLTV >95 CLTV <=95 CLTV >95 CLTV % of Volume 37.5% 23.9% 19.7% 18.8% 100.0% Weighted Average Seller FICO 598 632 624 660 623 Weighted Average CLTV 82 100 82 100 90

Subprime Credit Tightening - Performance Impact Subprime 2006 Vintage 90 + Delinquency 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total Eliminated Volume Remaining Volume 2006 Total Purchase Balance $13,043,333,131 $9,345,400,874 $22,388,734,005 % of Volume 58% 42% 100% Weighted Average FICO 627 617 623 Weighted Average LTV 82 79 81 Weighted Average CLTV 96 80 90 Reduced Income Doc % 42% 33% 39% EPD Loan Count 5,083 1,426 6,509 EPD Loan Distribution 78% 22% 100% Actual EPD Rate 5.85% 2.84% 4.75% 2006 Subprime EPD defined as 60+ delinquency at month four of the loan

Alt-A Credit Tightening - Performance Impact Alt-A 2006 Vintage 90+ Delinquency 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total Eliminated Volume Remaining Volume 2006 Total Purchase Balance $4,394,523,053 $17,644,099,641 $22,038,622,693 % of Volume 20% 80% 100% Weighted Average FICO 704 712 710 Weighted Average LTV 80 74 75 Weighted Average CLTV 100 80 84 Reduced Income Doc % 91% 73% 76% EPD Loan Count 348 464 812 EPD Loan Distribution 43% 57% 100% Actual EPD Rate 2.02% 0.66% 0.93% 2006 Alt-A EPD defined as 60+ delinquency at month four of the loan Excludes GMAC Residential

Seconds Credit Tightening - Performance Impact Eliminated Volume Remaining Volume 2006 Total Purchase Balance $3,050,214,201 $5,707,146,954 $8,757,361,156 % of Volume 35% 65% 100% Weighted Average FICO 685 719 707 Weighted Average LTV N/A N/A N/A Weighted Average CLTV 94 90 91 Reduced Income Doc % 87% 43% 57% EPD Loan Count 692 402 1,094 EPD Loan Distribution 63% 37% 100% Actual EPD Rate 1.29% 0.37% 0.68% 2006 Second Liens EPD defined as 60+ delinquency at month four of the loan Excludes GMAC Residential Second Lien 2006 Vintage 90+ Delinquency 0.5% 1.5% 2.5% 3.5% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total

Alt-A Production Highlights Alt-A production generally meets the following guidelines, with allowances made for compensating factors Mortgage history No late payments past 30 days within the past 12 months No late payments past 60 days within the last 24 months Bankruptcy None in the past 3 years Major adverse credit None reported in the last 24 months Credit score / LTV / DTI Average credit 707 Average LTV 75% Average DTI 39%

Alt-A Production Highlights In Q1 2007 Alt-A production was $5.9 billion HFS Portfolio Alt-A loans represent $3.0 billion as of 3/31/2007 Loans are reflected in the "prime, non-conforming" category of the HFS portfolio HFI Portfolio Alt-A loans represent approximately $1.1 billion as of 3/31/2007 Loans are reflected in the "prime, non-conforming" category of the HFI portfolio

ARM Resets Strategic Focus Campaigns targeted at borrowers with pending ARM resets Focus on early and frequent contact Educational workshops conducted in HOPE cities High volume of ARM resets forecasted for 4Q 2007 On average, payments forecasted to increase by over 30% towards the end of 2007

U.K. Residuals - Created, Traded and Retained 2003 2004 2005 2006 Q1 07 Created 130.231145 266.01601 109.79023 206.51549 0 Traded 0 0 270.17345 154.592715 132.7 Retained 191.7828434 371.0317706 135.131162 163.1373601 30.5

ResCap 5 yr ResCap 10 yr 5 yr BBB Finance 10 yr BBB Finance 6/29/2005 252 262 114.1 134.09 7/1/2005 247 257 115.52 134.99 7/6/2005 245 255 113.05 132.85 7/8/2005 247 257 110.68 130.28 7/12/2005 232 242 111.25 131.08 7/14/2005 227 237 111.04 131.43 7/18/2005 227 236 111.46 131.82 7/20/2005 231 240 111.51 131.78 7/22/2005 223 233 111.97 132.02 7/26/2005 210 218 109.47 129.5 7/28/2005 190 193 110.03 129.93 8/1/2005 194 197 109.58 128.81 8/3/2005 202 206 109.23 128.21 8/5/2005 208 217 108.11 127.54 8/9/2005 207 213 106.63 126.05 8/11/2005 199 205 106.14 126.73 8/15/2005 199 205 106.25 125.82 8/17/2005 203 208 104.39 123.96 8/19/2005 196 201 105.36 125.01 8/23/2005 193 198 105.97 125.59 8/25/2005 187 192 106.52 126.1 8/29/2005 190 195 100.78 120.43 8/31/2005 199 205 104.9 124.53 9/2/2005 205 210 107.92 127.62 9/7/2005 202 208 103.6 128.29 9/9/2005 200 205 114.05 128.81 9/13/2005 196 201 112.08 126.94 9/15/2005 193 198 113.1 128.15 9/19/2005 197 203 112.89 127.86 9/21/2005 196 201 111.24 126.21 9/23/2005 197 203 111.81 126.74 9/27/2005 194 199 111.26 126.19 9/29/2005 183 188 112.06 127.1 10/3/2005 191 197 111.75 126.73 10/5/2005 187 193 111.78 126.76 10/7/2005 188 193 112.17 126.1 10/12/2005 185 191 110.17 125.82 10/14/2005 188 193 112.94 128.87 10/18/2005 153 158 111.38 127.36 10/20/2005 150 155 111.56 127.6 10/24/2005 143 148 114.32 130.16 10/25/2005 143 150 113.68 129.6 10/26/2005 152 158 112.81 128.73 10/28/2005 157 164 113.53 129.42 11/1/2005 153 159 113.92 129.82 11/3/2005 145 149 112.91 128.88 11/7/2005 143 148 114.45 130.55 11/9/2005 145 147 106.92 123.5 11/14/2005 162 167 110.45 128.37 11/16/2005 165 168 126.42 136.08 11/18/2005 165 165 114.99 132.75 11/22/2005 178 173 124.57 141.39 11/28/2005 175 175 123.02 145.04 11/30/2005 173 172 114.71 135.61 12/2/2005 178 175 116.99 137.47 12/6/2005 175 175 123.91 143.88 12/8/2005 170 170 116.9 136 12/12/2005 153 155 113.23 133.58 12/14/2005 156 158 123.88 144.76 12/16/2005 158 160 120.08 139.62 12/20/2005 157 160 114.56 134.31 12/22/2005 157 160 126.94 146.08 12/27/2005 157 160 128.79 141.28 12/29/2005 159 159 118.86 141.04 1/3/2006 163 163 123.01 145.38 1/5/2006 148 148 119.56 138.54 1/9/2006 138 138 125.08 123.23 1/11/2006 140 140 118.12 137.96 1/13/2006 140 140 126.79 146.02 1/18/2006 140.333 141.666 118.15 137.62 1/20/2006 139.166 139.5 119.266 140.776 1/24/2006 132.285 134.571 118.259 138.301 1/26/2006 131.5 133.833 116.328 136.283 1/30/2006 126 128.166 116.47 135.794 2/1/2006 124 128.142 115.094 134.752 2/3/2006 127 130.833 117.944 137.39 2/7/2006 134.333 137.166 116.172 133.818 2/9/2006 132.666 134.833 112.909 131.904 2/13/2006 134.75 137.5 111.332 129.695 2/15/2006 143.2 149.6 110.2 128.927 2/17/2006 142.6 150.2 111.482 130.949 2/22/2006 148.666 155.833 112.653 132.043 2/24/2006 149.142 157 112.07 130.07 2/28/2006 147.833 156 111.959 131.845 3/2/2006 138.857 147.714 109.115 127.913 3/6/2006 135.666 144.166 112.341 123.301 3/8/2006 136.666 144.833 116.905 127.381 3/10/2006 136 143.833 113.582 124.523 3/14/2006 134.4 142.8 117.93 127.962 3/16/2006 132.8 140.2 121.054 130.26 3/20/2006 133.857 142 117.828 126.582 3/22/2006 132 140.4 118.026 127.339 3/24/2006 132.5 141 117.755 126.905 3/28/2006 132.5 140.666 113.74 123.981 3/29/2006 135.2 143.2 117.5052 126.7406 3/30/2006 134.75 142.75 115.164 123.735 4/3/2006 131.2 139.2 112.934 123.536 4/5/2006 139.2 145 114.808 125.559 4/7/2006 147 150.2 108.866 120.47 ResCap Bond Performance Since Initial Issue ResCap spreads have changed significantly since initial issuance At Issue - June 2005 2 Yr: 3ML +138 bps 5 Yr: Tsy +263 bps 10 Yr: Tsy +293 bps As of 5/8/2007 2 Yr: 3ML +66 bps 5 Yr: Tsy +160 bps 10 Yr: Tsy +193 bps 5 Yr BBB Index: 109 bps 10 Yr BBB Index: 145 bps bps NOTE: This information is derived from sources that ResCap believes to be reliable, but its accuracy cannot be guaranteed. Furthermore, the information was derived as of the specific dates noted and is subject to change thereafter.